Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C.SECTION 1350)
     In connection with the Quarterly Report of Penford Corporation (the “Company”) on Form 10-Q for the quarter ended February 28, 2006, as filed with the Securities and Exchange Commission (the “Report”), Thomas D. Malkoski, Chief Executive Officer of the Company, and Steven O. Cordier, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas D. Malkoski Thomas D. Malkoski
Chief Executive Officer

Dated: April 10, 2006

/s/ Steven O. Cordier Steven O. Cordier
Chief Financial Officer

Dated: April 10, 2006
[A signed original of this written statement required by Section 906 has been provided to Penford Corporation and will be retained by Penford Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]